UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

☑	Filed by the Registrant	☐	Filed by a Party other than the Registrant

CHECK THE APPROPRIATE BOX:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
Everpure, Inc.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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PAYMENT OF FILING FEE (CHECK ALL BOXES THAT APPLY):
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Your **Vote** Counts!

EVERPURE, INC.

2026 Annual Meeting

Vote by June 09, 2026

11:59 PM ET

EVERPURE, INC.
2555 AUGUSTINE DRIVE
SANTA CLARA, CA 95054

You invested in EVERPURE, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 10, 2026.**

Get informed before you vote

View the Notice & Proxy Statement, Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 27, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

June 10, 2026
7:30 AM PDT

Virtually at:
www.virtualshareholdermeeting.com/PSTG2026

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of three Class II directors to serve until our Annual Meeting of Stockholders in 2029. **Nominees:** 01) Andrew Brown 02) John Colgrove 03) Roxanne Taylor	For
2.	Ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending January 31, 2027.	For
3.	An advisory vote on our named executive officer compensation.	For

NOTE: The proxyholders may vote in their discretion on such other business as may properly come before the meeting or any adjournment thereof.

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